Inventories (Tables)	12 Months Ended
Dec. 31, 2016
Inventory Disclosure [Abstract]
Inventories

	2016	2015	2014
Percentage of total inventories on LIFO	79%	78%	76%
Excess of FIFO over LIFO	$253,353	$251,060	$331,867
(Decrease) increase in net income due to LIFO	(1,421)	49,658	3,230
(Decrease) increase in net income per common share due to LIFO	(.02)	.53	.03